BORLAND SOFTWARE CORPORATION

STOCK OPTION AGREEMENT

RECITALS

          A.          The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board (or the board of directors of any Parent or Subsidiary) and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B.          Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

          C.          All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

                        NOW, THEREFORE, it is hereby agreed as follows:

                        1.          Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 below at the Exercise Price.

                        2.          Option Term. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 7.

                        3.          Limited Transferability.

                                     (a)          This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee's death.

                                     (b)          If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee's lifetime to one or more members of Optionee's family or to a trust established for the exclusive benefit of one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

                        4.          Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 7.

                        5.          Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                                     (a)          Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option. Such three (3)-month period shall automatically be extended by an additional six (6) months so that the post-Service exercise period shall extend to nine (9) months following the date of such cessation of Service, in the event the Optionee is at the time of such cessation of Service precluded by federal or state securities laws from selling the shares of Common Stock at the time subject to this option. Under no circumstances, however, shall this option be exercisable at any time after the Expiration Date.

                                     (b)          Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or the laws of inheritance following Optionee's death or to whom the option is transferred during Optionee's lifetime pursuant to a permitted transfer under Paragraph 3 shall have the right to exercise this option. However, if Optionee dies while holding this option and has an effective beneficiary designation in effect for this option at the time of his or her death, then the designated beneficiary or beneficiaries shall have the exclusive right to exercise this option following Optionee's death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

                                     (c)          Should Optionee cease Service by reason of Permanent Disability while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

                                     (d)          Should Optionee's Service be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

                                     (e)          During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable.

                        6.          Authorized Leave of Absence. The following provisions shall apply upon the Optionee's commencement of an authorized leave of absence:

                                     (a)          The Optionee shall, for purposes of the exercise schedule set forth in the Grant Notice, receive Service credit for the first six (6) months of such authorized leave or for the entire period of the leave if such leave is less than six (6) months.

                                     (b)          If the authorized leave of absence exceeds six (6) months, then no further Service credit shall be given after the first six (6) months of such leave, and the exercise schedule in effect under the Grant Notice shall be frozen at the end of that six (6) month period. Accordingly, this option shall not become exercisable for any additional installments of the Option Shares during the remainder of the Optionee's authorized leave.

                                     (c)          Upon the Optionee's return to active Employee status following an authorized leave in excess of six (6) months, Service credit shall resume for each period of Service subsequently completed by Optionee, and such Service credit shall, for purposes of the exercise schedule in effect under the Grant Notice, be added to (i) the Service credited to the Optionee prior to the start of the authorized leave and (ii) any Service credit the Optionee received for such leave pursuant to paragraph 6(a) above. In no event, however, shall any Service credit be given for the period of such leave beyond the initial six (6) months of that leave or beyond the date of the Optionee's actual cessation of Service.

                                     (d)          If this option is designated as an Incentive Option in the Grant Notice, then the following additional provision shall apply:

                                       --          If the leave of absence continues for more than ninety (90) days, then this option shall automatically convert to a Non-Statutory Option at the end of the three (3)-month period (determined using business days), measured from the later of (x) the ninety-first (91st) day of such leave or, if applicable, (ii) the first date the Optionee's reemployment rights are no longer guaranteed by statute or by written agreement. Following any such conversion of this option, all subsequent exercises of this option, whether effected before or after Optionee's return to active Employee status, shall result in an immediate taxable event, and the Corporation shall be required to collect from Optionee the income and employment withholding taxes applicable to such exercise.

                                     (e)          In no event shall this option become exercisable for any additional Option Shares or otherwise remain outstanding if Optionee does not resume Employee status prior to the Expiration Date of the option term.

                        7.          Change in Control.

                                     (a)          This option, to the extent outstanding at the time of a Change in Control, shall be assumable by the successor corporation (or the parent thereof) or may otherwise be continued in full force and effect pursuant to the express terms of the Change in Control transaction. Upon the consummation of such Change in Control, this option shall terminate and cease to be outstanding, except to the extent so assumed or otherwise continued in effect. No portion of this option shall vest or become exercisable on an accelerated basis in connection with such Change in Control, except to the extent otherwise provided in any Special Acceleration Addendum attached to this Agreement.

                                     (b)          If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

                                     (c)          This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                        8.          Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

                        9.          Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

                       10.          Manner of Exercising Option.

                                     (a)          In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                                                   (i)          Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

                                                  (ii)          Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                                                                (A)          cash or check made payable to the Corporation;

                                                                (B)          shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                                                (C)          through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (i) to a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on the settlement date in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                                                 (iii)          Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                                                 (iv)          Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

                                     (b)          As soon as practical after the Exercise Date, the Corporation shall directs its transfer agent to issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                                     (c)          In no event may this option be exercised for any fractional shares.

                       11.          Compliance with Laws and Regulations.

                                     (a)          The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                                     (b)          The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use reasonable efforts to obtain all such approvals.

                       12.          Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this option designated by Optionee.

                       13.          Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in either written or electronic format and delivered to the Stock Administrator of the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                       14.          Mandatory Arbitration. Any dispute or controversy arising out of, relating to or otherwise connected with this Agreement or the option evidenced hereby or the validity, construction, performance or termination of this Agreement shall be settled by binding arbitration to be held in the county in which the Optionee is (or has most recently been) employed by the Corporation (or any Parent or Subsidiary) at the time of such arbitration. The arbitration proceedings shall be governed by (i) the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association and (ii) U.S. federal arbitration law, without reference to any state arbitration law. The arbitrator shall apply the laws of the State of California to the merits of any dispute or claim, without resort to that State's conflicts-of-laws rules. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration and shall be in lieu of the rights those parties may otherwise have to a jury trial; provided, however, that such decision shall be subject to correction, confirmation or vacation in accordance with the provisions and standards of applicable law governing the judicial review of arbitration awards. Judgment shall be entered on the arbitrator's decision in any court having jurisdiction over the subject matter of such dispute or controversy.

                       15.          Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                       16.          Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without regard to the conflict-of-laws rules thereof or of any other jurisdiction.

                       17.          Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

                       18.          Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                                     (a)          This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

                                     (b)          No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

                                     (c)          Should the exercisability of this option be accelerated upon a Change in Control, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Change in Control transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Change in Control, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

                                     (d)          Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

EXHIBIT I -- FORM OF NOTICE OF EXERCISE

BORLAND SOFTWARE CORPORATION

NOTICE OF EXERCISE

CASH PURCHASE

Name: ___________________________________________________

Address: ___________________________________________________

Telephone: Home: __________________ Business: _________________

E-Mail Address:________________________ Social Security Number: __________________________
Plan	Option No.	Grant Date	NQ or ISO?	(1) Option Price Per Share	(2) Number of Shares to be Exercised	(3) Total Option Price (1)x(2) = (3)
				$		$
				$		$
				$		$
				$		$
				$		$
				Total		$

Note: Applicable taxes will be due on exercises of NQ stock options (in addition to exercise price).

Deliver Shares as follows (check one):

| | E*Trade Securities, Inc.

DTC #0385

Account #_______________

**Please note shares will not be delivered without an account number listed

| | Deliver stock certificate to address listed above

Pursuant to the terms of the stock option(s) granted to me as identified above, I hereby elect to purchase the number of vested shares of common stock of Borland Software Corporation ("Borland"), at the option price specified above. Concurrently with the delivery of this Exercise Notice, I shall hereby pay the full purchase price of the shares exercised, plus any necessary taxes, to Borland in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. I UNDERSTAND THAT THE AFOREMENTIONED AUTHORIZATIONS MAY NOT BE REVOKED.

OPTIONEE'S SIGNATURE: ________________________________ DATE: ___________

Complete and fax this form to Stock Admin at 831/431-4792. Stock Admin will contact you with the total amount due (including any necessary taxes). This document should be completed after reviewing the Stock Option Exercise Instructions available on the InSite Home Page at: http://insite.borland.com/

APPENDIX

                       The following definitions shall be in effect under the Agreement:

                       A.        Agreement shall mean this Automatic Stock Option Agreement.

                       B.        Board shall mean the Corporation's Board of Directors.

                       C.        Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                                   (i)          there is consummated a merger, consolidation or other reorganization, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction, or

                                  (ii)          the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale, or

                                   (iii)          the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty percent (30%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

                       Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

                       D.        Code shall mean the Internal Revenue Code of 1986, as amended.

                       E.        Common Stock shall mean shares of the Corporation's common stock.

                       F.        Corporation shall mean Borland Software Corporation, a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Borland Software Corporation which shall by appropriate action adopt the Plan.

                       G.        Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                       H.        Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 10 of the Agreement.

                       I.        Exercise Price shall mean the exercise price per Option Share as specified in the Grant Notice.

                       J.        Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

                       K.        Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                                   (i)          If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the last sale price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no reported sale of the Common Stock on the date in question, then the Fair Market Value shall be the last sale price on the last preceding date for which such quotation exists.

                                  (ii)          If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the last sale price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no reported sale of the Common Stock on the date in question, then the Fair Market Value shall be the last sale price on the last preceding date for which such quotation exists.

                       L.        Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

                       M.        Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

                       N.        Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

                       O.        Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.

                       P.        Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

                       Q.        Notice of Exercise shall mean the notice of exercise in the form attached hereto as Exhibit I.

                       R.        Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

                       S.        Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

                       T.        Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                       U.        Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

                       V.        Plan shall mean the Corporation's 2002 Stock Incentive Plan.

                       W.        Plan Administrator shall mean the Board, a committee of the Board or a committee of the Corporation's executive officers acting in its capacity as administrator of the Plan.

                       X.        Service shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. Service shall not be deemed to cease during a period of military leave, sick leave or other leave approved by the Corporation.

                       Y.        Special Acceleration Addendum shall mean any amendment or addendum entered into simultaneously with this Agreement which provides for special acceleration provisions in the event of a Change in Control.

                       Z.        Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

                    AA.        Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.